Income Tax	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Tax
11. Income Taxes
For the calendar years ended December 31, 2021 and 2020, the tax effects of significant items comprising the Company’s deferred taxes are as follows:

	December 31,
	2021	2020
Deferred tax assets:
Net operating losses	$23,104	$15,543
Tax credits	4,915	2,775
Lease Liability	6,350	3,930
Accruals and reserves	738	526
Stock-based compensation	28	17
Other	600	2

Total deferred tax assets	35,735	22,793
Deferred tax liabilities:
Operating lease right-of-use assets	(5,789)	(3,590)
Fixed asset basis	(236)	(178)

Total deferred tax liabilities	(6,025)	(3,768)
Valuation allowance	(29,710)	(19,025)

Net deferred taxes	$—	$—

The Company records the tax benefit of net operating losses, temporary differences, and credit carryforwards as assets to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance.

The valuation allowance increased by approximately $10.7 million and $7.9 million during 2021 and 2020, respectively, and the Company’s deferred tax assets continue to be fully offset by the valuation allowance as at December 31, 2021. For the years ended December 31, 2021 and 2020, the Company did not record an income tax provision.
Net operating losses and tax credit carryforwards as of December 31, 2021 are as follows (in thousands):

	Amount	Expiration Years
Net operating losses, federal (Post December 31, 2017)	$86,602	Do Not Expire
Net operating losses, federal (Pre January 1, 2018)	$3,508	12/31/2031
Net operating losses, state	$55,023	12/31/2032
Tax credits, federal	$3,573	12/31/2032
Tax credits, state	$3,120	Do Not Expire
Net operating losses, foreign	$1,146	Do Not Expire
Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. This annual limitation may result in the expiration of net operating losses and credits before utilization. We have not performed an analysis to determine the limitation of our net operating loss carryforwards.
The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate as follows:

	December 31,
	2021	2020
Statutory rate	21.00%	21.00%
State tax	2.98%	11.68%
Other	(0.80)%	(0.05)%
Tax credits	2.29%	2.81%
Fair value of series B preferred stock tranche liability	(5.60)%	6.04%
Valuation allowance	(19.87)%	(41.48)%

Total	0.00%	0.00%

As of December 31, 2020, gross unrecognized tax benefits were $1.3 million, all of which would not impact the Company’s effective tax rate if recognized. The Company has elected to include interest and penalties as a component of tax expense. For the years ended December 31, 2021 and 2020, the Company did not
recognize accrued interest and penalties related to unrecognized tax benefits. The Company does not anticipate that the amount of existing unrecognized tax benefits will significantly increase or decrease during the next 12 months.
The Company files income tax returns in the U.S. federal and California tax jurisdictions. The federal and state income tax returns from inception to December 31, 2021 remain subject to examination.